UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2013

TransCoastal Corporation

(Formerly Claimsnet.com, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-14665	75-2649230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17304 Preston Road, Suite 700, Dallas, Texas		75252
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (972) 818-0720

N/A

17304 Preston Rd, Suite 700, Dallas, Texas	75252
(Former name or former address, if changed since last report.)	(zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Registrant has entered into an agreement with CorProminence, LLC a public and investor relations firm to provide a strategic market and investor awareness program by providing comprehensive corporate and shareholder communications programs which will promote awareness of TransCoastal Corporation.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) EXHIBITS.

10.1 Agreement by and between Registrant and CorProminence for services*

99.1 Press release regarding the engagement of CorProminence by Registrant issued on December 30, 2013*

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2014

TransCoastal Corporation

By: /s/ Stuart G. Hagler
Name: Stuart G. Hagler
Title: CEO